                                 EXHIBIT 10(h)



                  SECOND AMENDMENT TO REGISTRANT'S AGREEMENT,
                            DATED NOVEMBER 20, 1998

                     SECOND AMENDMENT TO CREDIT AGREEMENT


        THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of November 20, 1998 (this "Amendment"), is among PERRIGO COMPANY, a Michigan corporation (the "Company"), the lenders set forth on the signature pages hereof (collectively, the "Lenders"), and NBD BANK, as agent for the Lenders (in such capacity, the "Agent").

                                   RECITALS

        A. The Company, the Lenders, and the Agent are parties to a Credit Agreement, dated as of June 30, 1996, as amended (the "Credit Agreement").

        B. The Company, the Lenders, and the Agent desire to amend the Credit Agreement as set forth herein.

                                    TERMS

        In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

        ARTICLE I.  AMENDMENTS.  Upon fulfillment of the conditions set forth in
Article III hereof, the Credit Agreement shall be amended as follows:

        1.1 The definition of "Applicable Margin" contained in Section 1.1 is changed to fix the Applicable Margin amounts until June 30, 1999, to specify how the Applicable Margin will be determined after June 30, 1999, and to include the Facility Fee rates under the Applicable Margin definition, and thus is restated as follows:

               "Applicable Margin" means, (a) on or before the date the Applicable Margin is adjusted based on the Interest Coverage Ratio as of June 30, 1999 as described below, .55% with respect to the Eurocurrency Rate, .675% with respect to the CD Rate and L/C Fee, and .20% with respect to the Facility Fee under Section 2.5, and (b) thereafter, the percentage per annum set forth below in accordance with the then-applicable Interest Coverage Ratio (calculated as set forth in Section 6.2(d) of this Agreement):

       INTEREST COVERAGE RATIO                EUROCURRENCY       CD RATE      L/C FEE         FACILITY FEE
                                              ------------       -------      -------         ------------
                                                  RATE                                      UNDER SECTION 2.5
                                                  ----                                      -----------------
Less than 3.5 to 1.0                              .35%            .475%        .475%              .20%

Greater than or equal to 3.5 to 1.0               .30%            .425%        .425%              .15%
and less than 5.0 to 1.0

Greater than or equal to 10.0 to 1.0         .20%      .325%      .325%     .11%
and less than 15.0 to 1.0



Greater than or equal to 15.0 to 1.0         .18%%     .305%      .305%     .09%

     The applicable Interest Coverage Ratio shall be determined as of the last day of each fiscal quarter of the Company, commencing with the fiscal quarter ending June 30, 1999 based on information provided by the Company on or before the 28th day after the close of such quarter pursuant to Section 6.1(d)(ii). Any change in the Applicable Margin resulting from a change in the Interest Coverage Ratio shall be effective on the first day of the month following receipt of the information referenced above provided by the Company on or before the 28th day after the close of each fiscal quarter of the Company but shall be subject to adjustment in accordance with and as of the date of the computation subsequently furnished to the Lenders with quarterly financial statements of the Company and the Subsidiaries pursuant to Section 6.1(d)(ii)(B).

     1.2     A new definition of "EBIT" is added to Section 1.1 as follows:

     "EBIT" of any person means, for any period, the net income of such person, determined before Interest Charges and taxes, including without limitation the Michigan Single Business Tax, and in accordance with generally accepted accounting principles.

     1.3     The definition of "Interest Coverage Ratio" contained in Section
             1.1 is restate as follows:

     "Interest Coverage Ratio" means, for any period, (a) for purposes of calculating the Applicable Margin, the ratio of (i) the Consolidated EBITDA of the Company and its Subsidiaries minus the Consolidated Capital Expenditures (excluding any expenditures under any acquisition governed by Section 6.2(i) which may be considered a Capital Expenditure) of the Company and its Subsidiaries, to (ii) Consolidated Interest Charges of the Company and its Subsidiaries, and (b) for purposes of calculating the Company's compliance with the covenants herein, the ratio of (i) the Consolidated EBIT of the Company and its Subsidiaries to (ii) Consolidated Interest Charges of the Company and its Subsidiaries.

     1.4     Section 2.5 is restated as follows:

     2.5 Facility Fee. The Company agrees to pay to the Agent for the pro rata benefit of the Lenders a facility fee on the daily average amount of the Commitments, for the period from the Effective Date to but excluding the Termination Date, at the Applicable Margin. Accrued facility fees shall be payable, in arrears, on the 12th day of each January, April, July and October occurring after the date hereof, commencing July 12, 1996, which payment then due shall be for all facility fees accrued through the end of the preceding month, and on the Termination Date, which payment then due shall be for all facility fees accrued through the Termination Date.




SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 3

     1.5     Section 6.2(b) is restated as follows:

     (b) Interest Coverage Ratio. Permit or suffer the Consolidated Interest Coverage Ratio of the Company and its Subsidiaries, as calculated for the four fiscal quarters of the Company then ending, to be less than 3.0 to 1.0 as of the last day of each fiscal quarter of the Company and its Subsidiaries ending on or after September 30, 1998; provided, however, for purposes of this
Section 6.2(b) only and not for any other purpose, the one time non-recurring pre-tax charge of $122,529,000 taken in the fiscal quarter ending June 30, 1998, and the one time non-recurring pre-tax charge of $15,139,000 taken in the fiscal quarter ending October 3, 1998, shall be disregarded in calculating the Interest Coverage Ratio.

     1.6     A new Section 6.2(h) is added as follows:

     (h) Capital Expenditures. Acquire or contract to acquire any fixed asset or make any other Capital Expenditures if the aggregate purchase price and other acquisition costs of all such Capital Expenditures made by the Company or any of its Subsidiaries, as calculated for the four fiscal quarters of the Company then ending, would exceed $78,000,000 as of the last day of each fiscal quarter.

     ARTICLE II. REPRESENTATIONS. The Company represents and warrants to the Agent and the Lenders that:

     2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and are not in contravention of any law or regulation, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

     2.2 This Amendment is the legal, valid and binding obligation of the Company enforceable against it in accordance with the terms hereof and thereof.

     2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article V of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the hereof.

     2.4 No Event of Default or Default exists or has occurred and is continuing on the date hereof.

     2.5 The Consent and Agreement hereto executed by each Guarantor has been duly authorized by each Guarantor and is not in contravention of any law or regulation, of the terms of their Articles of Incorporation or By-laws or any undertaking to which any of them is a party or to which they may be bound, and is their legal, valid and binding obligation, enforceable against each Guarantor in accordance with the terms thereof.

     2.6 Other than the Guarantors executing the Consent and Agreement hereto to which it is a party, there are no other Material Subsidiaries of the Company.




SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 4
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        ARTICLE III.  CONDITIONS OF EFFECTIVENESS.  This Amendment shall not become effective until each of the following has been satisfied:

        3.1 Copies of resolutions adopted by the Boards of Directors of the Company and each Guarantor, certified by an officer of the Company and each Guarantor, as the case may be, as being true and correct and in full force and effect without amendment as of the date hereof, authorizing the Company and each Guarantor to enter into this Amendment, and the Consent and Agreement hereto, shall have been delivered to the Agent and the Lenders.

        3.2 The Company shall have paid to the Agent, for the pro rata benefit of the Lenders, an amendment fee of $150,000.

        3.3 This Amendment shall be signed by the Company and the Majority Lenders, and each Guarantor shall have executed the Consent and Agreement at the end of this Amendment.

        ARTICLE IV.   MISCELLANEOUS.

        4.1 References in the Credit Agreement, any Guaranty or in any note, certificate, instrument or other document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

        4.2 The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

        4.3 Except as expressly amended hereby, the Company agrees that the Credit Agreement, the Notes and all other documents and agreements executed by the Company in connection with the Credit Agreement in favor of the Agent or the Lenders are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

        4.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.










SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 5

        IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.


                                      PERRIGO COMPANY


                                      By: /s/ James R. Ondersma
                                         -------------------------------------
                                           Its: Treasurer
                                               -------------------------------


                                      NBD BANK, as Agent and as a Lender


                                      By: /s/ Randy R. Balluff
                                         -------------------------------------
                                           Its: Vice President
                                               -------------------------------


                                      PNC BANK, NATIONAL ASSOCIATION


                                      By: /s/ James De Vries
                                         -------------------------------------
                                           Its: Vice President
                                               -------------------------------


                                      COMERICA BANK-DETROIT


                                      By: /s/ Robert M. Porterfield
                                         -------------------------------------
                                           Its: Vice President
                                               -------------------------------


                                      SANWA BANK, LIMITED


                                      By: /s/ Richard H. Ault
                                         -------------------------------------
                                           Its: Vice President
                                               -------------------------------







SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 6

                                              WESTDEUTSCHE LANDESBANK
                                               GIROZENTRALE


                                              By: /s/ Anthony J. Allessandro
                                                 ------------------------------
                                                   Its: Vice President
                                                       ------------------------

                                              By: /s/ Cynthia M. Nelson
                                                 ------------------------------
                                                   Its: Managing Director
                                                       ------------------------


                                              OLD KENT BANK AND
                                               TRUST COMPANY


                                              By:  Seth W. Watson III
                                                 ------------------------------
                                                   Its: Vice President
                                                       ------------------------

                            CONSENT AND AGREEMENT

        As of the date and year first above written, each of the undersigned hereby:

        (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and agrees to all terms and provisions of the above Amendment applicable to it or any of the Documents (as defined below);

        (b) agrees that each Guaranty and all other agreements executed by any of the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent or the Lenders (collectively, the "Documents") are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim, defense or other claim or dispute with respect to any Document; and

        (c) acknowledges that its consent and agreement hereto is a condition to the Agent's and the Lenders' obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.


                                          L. PERRIGO COMPANY


                                          By: /s/ James R. Ondersma
                                              --------------------------------
                                                Its: Treasurer
                                                    --------------------------

                                          PERRIGO COMPANY
                                           OF SOUTH CAROLINA, INC.


                                          By: /s/ James R. Ondersma
                                              --------------------------------
                                                Its: Treasurer
                                                    --------------------------



SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 7

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                                            PERRIGO COMPANY OF TENNESSEE,
                                             INC.


                                            By: James R. Ondersma
                                               --------------------------
                                                 Its: Treasurer
                                                     --------------------




















SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 8